UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 17, 2017

TESSCO Technologies Incorporated

(Exact name of registrant as specified in its charter)

Delaware	001-33938	52-0729657
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

11126 McCormick Road, Hunt Valley, Maryland 21031

(Address of principal executive offices) (Zip Code)

(410) 229-1000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On July 17, 2017, TESSCO Technologies Incorporated (the “Company”) and its primary operating subsidiaries, as co-borrowers, and the administrative agent and lenders party thereto, entered into a First Amendment to Credit Agreement (the “First Amendment”), effective as of July 13, 2017, to amend select terms of the Credit Agreement dated June 24, 2016 (the "Credit Agreement") by and among the co-borrowers and SunTrust Bank, as administrative agent and lender, and Wells Fargo Bank NA, as lender, for the Company's existing $35 million senior asset backed revolving credit facility.  Capitalized terms used herein but not defined have the meaning ascribed thereto in the Credit Agreement, as amended by the First Amendment.

Pursuant to the First Amendment, the term "Availability" as used in the Credit Agreement was amended for a period of time ending no later than October 31, 2017, to allow for the inclusion of an additional sum when calculating "Availability" for certain limited purposes.  This additional sum is equal to the lesser of $10 million, and the amount by which the Borrowing Base exceeds $35 million.  This does not increase the $35 million Aggregate Revolving Commitment Amount, but will allow the Company greater flexibility under the Credit Agreement for a limited period of time in response to business opportunities the Company is pursuing.

The discussion of the First Amendment as set forth in this Item 1.01 is qualified in its entirety by the actual terms and provisions of the First Amendment, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.1 and incorporated fully herein by this reference, and of the Credit Agreement.

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On July 18, 2017, TESSCO Technologies Incorporated (the “Company”) issued a press release which contained, among other things, an announcement of the Company’s financial results for the first quarter ended June 25, 2017.  A copy of the Press Release is furnished as Exhibit 99.1 to this Form 8-K.

The information in this Item 2.02, including the information in Exhibit 99.1 attached hereto pertaining to this Item 2.02, is furnished solely pursuant to Item 2.02 of this Form 8-K.  Consequently, pursuant to this Item 2.02, it is not deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that Section.  It may only be incorporated by reference in another filing under the Securities Exchange Act of 1934 or Securities Act of 1933 if such subsequent filing specifically references this Item 2.02 of this Form 8-K.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

a)	Financial Statements of Businesses Acquired.

None.

b)	Pro Forma Financial Information.

None.

c)	Exhibits.

Exhibit No.	Description of Exhibits
10.1

First Amendment to Credit Agreement, dated as of July 13, 2017, by and among the Company and certain subsidiaries, as co-borrowers, and SunTrust Bank, as administrative agent and lender, and Wells Fargo Bank NA, as lender

99.1	Press Release dated July 18, 2017

Information presented in this Current Report on Form 8-K may contain forward-looking statements and certain assumptions upon which such forward-looking statements are in part based.  Numerous important factors, including those factors identified in the TESSCO Technologies Incorporated Annual Report on Form 10-K and other of the Company’s filings with the Securities and Exchange Commission, and the fact that the assumptions set forth in this Current Report on Form 8-K could prove incorrect, could cause actual results to differ materially from those contained in such forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TESSCO Technologies Incorporated

Date:	July 18, 2017	By:	/s/ Aric M. Spitulnik
Aric M. Spitulnik
Principal Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibits
10.1

First Amendment to Credit Agreement, dated as of July 13, 2017, by and among the Company and certain subsidiaries, as co-borrowers, and SunTrust Bank, as administrative agent and lender, and Wells Fargo Bank NA, as lender

99.1	Press Release dated July 18, 2017